SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 12, 2002 (July 12, 2002)


                            ONLINE POWER SUPPLY, INC.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

           Nevada                     00-29669                  84-1176494
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File No.)        (I.R.S. Employer
      of incorporation)                                     Identification No.)



     8100 South Akron Street, Suite 308
     Englewood, Colorado 80112                                  80112
-----------------------------------------------------     ----------------------
     (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (303) 741-5641


                                 Not Applicable
--------------------------------------------------------------------------------
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)




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ITEM 5.   OTHER EVENTS

     OnLine Power Supply, Inc. announced today that the company has set a new date for its annual shareholder meeting: Wednesday, August 14, 2002.

     The meeting will be held at 10 a.m. at The Terrace Gardens at Dove Valley Event and Conference Center, 13065 East Briarwood Avenue, Englewood, Colorado.

     The date of record for this meeting is June 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ONLINE POWER SUPPLY, INC.


Dated: July 12, 2002                        By:    /s/  Glenn M. Grunewald
                                                --------------------------------
                                                GLENN M. GRUNEWALD,
                                                Chief Executive Officer



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